               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        November 3, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                       SANGUINE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-24480                95-4347608
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    101 East Green Street, #11
                 Pasadena, California 91105
            (Address of Principal Executive Offices)

                         (626) 405-0079
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None, not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None, not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          For information regarding specific Risk Factors regarding the Registrant's Business Operations and products, see the Registration Statement on Form 10-SB-A1, filed August 19, 1994, which is incorporated herein by reference. See Item 7, Exhibits.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.


          Registration Statement on Form 10-SB-A1, filed August 19, 1994**

** This document and related exhibits has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference.

Exhibit
Number                   Description
-------                       -----------

99 Press Release regarding synthetic blood substitute dated November 3, 1998

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANGUINE CORPORATION

Date: 11/9/98                 By:/s/Thomas C. Drees
                              --------------------------------------
                              Thomas C. Drees
                              CEO, President and Chairman of the Board of
                              Directors


Date: 11/9/98                 By:/s/Anthony G. Hargreaves
                              --------------------------------------
                              Anthony G. Hargreaves
                              Vice President, Secretary/Treasurer and Director


Date: 11/9/98                 By:/s/David E. Nelson
                              --------------------------------------
                              David E. Nelson
                              CFO and Director